Additional cash flows information (Tables)	12 Months Ended
Aug. 31, 2021
Additional cash flows information.
Schedule of financing and investing activities not involving cash

Financing and investing activities not involving cash:

	2021	2020	2019
	$	$	$
Advances to related parties converted to shares	898,489	—	—
Unpaid share subscription	39,200	—	—
Right-of-use assets transferred to intangibles, net of accumulated depreciation	5,981	—	—
Additions to right-of-use assets	852,467	—	—
Addition to property and equipment by way of finance lease	—	—	11,333
Lease termination	37,033	—	—
Shares issued as consideration for the acquisition of intangible assets [note 11]	573,936	—	—
Shares issued as consideration for business acquisition [note 5]	3,474,232	—	—
Transaction costs for share issuance transferred from prepaid	213,019	—	—